Note Employee benefits (Accumulated other comprehensive loss expected to be recognized as components of net periodic benefit cost) (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Pension Plans
Defined Benefit Plan Disclosure
Prior service (cost) credit	$ 0
Net actuarial loss	23,506
OPEB Plan
Defined Benefit Plan Disclosure
Prior service (cost) credit	0
Net actuarial loss	$ 0